                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: March 14, 1998
                        (Date of earliest event reported)

                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-18734                                   33-0314804
   (Commission File Number)                (IRS Employer Identification No.)

            11077 North Torrey Pines Road, La Jolla, California 92037
                 (Address of principal executive offices)     (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)

Item 5. OTHER EVENTS

        On March 14, 1998, the Board of Directors of the registrant unanimously adopted a Fourth Amendment to the registrant's Amended and Restated Bylaws, a copy of which Fourth Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

        On March 16, 1998, the registrant issued a press release announcing the adoption of the Fourth Amendment to Amended and Restated Bylaws of LIDAK Pharmaceuticals.

        The registrant incorporates by reference herein the press release dated March 16, 1998, attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                (i) Exhibit 3.2 -- Fourth Amendment to Amended and Restated Bylaws of LIDAK Pharmaceuticals, dated March 14, 1998.

                (ii)    Exhibit 99.1 -- Press Release dated March 16, 1998.



        SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LIDAK PHARMACEUTICALS

Date:   March 17, 1998             By:\s\Jeffery B. Weinress
                                   -------------------------
                                   Jeffery B. Weinress
                                   Vice President & Chief Financial Officer